THE OLSTEIN FINANCIAL ALERT FUND
President's Message
-------------------------------------------------------------------------------

WE'D  RATHER BE RICH THAN FAMOUS:  UNDERSTANDING THE RISKS  TAKEN
TO ACHIEVE PERFORMANCE

   DEAR SHAREHOLDER:

   We are pleased to report that the Fund's total return was 43.61% for the fiscal year ended August 31, 1997. * Although Olstein & Associates, L.P. (the "Manager") is pleased with the
Fund's performance, the Manager is more gratified with the conservative approach towards risk that was taken to achieve this performance. As you will see in the enclosed shareholder report, the Fund ended its fiscal year with approximately 25% of its assets invested in short-term U.S. Government backed obligations. In applying the Manager's discipline of only buying securities that sell at discounts to its calculation of a company's private market value or, just as importantly, selling securities at prices that it believed were fairly valued, the Manager was never able to achieve a fully invested position in stocks. Throughout the year, the Fund held between 15% and 30% of its portfolio in short-term U.S. Government backed obligations. If the Manager had chosen to deviate from its discipline (incur more risk by owning securities that were displaying positive price momentum that carried the individual stocks to prices above our calculated private market value) the Fund could have materially improved its performance given the current positive environment for equities. Using 20-20 hindsight, one could ask the age-old question "Why did I pay for my life insurance last year when I didn't die?"

GOING THE DISTANCE

   The reason an individual owns life insurance is to protect against a sudden loss of income created by the death of a key member of the family, and to maintain the survivors' standard of
living.    Similarly,  it  is  the  cornerstone  of  the   Fund's
philosophy that achieving shareholders' capital gains objectives is correlated with a concern for the preservation of capital (minimizing errors) before analyzing the potential for capital gains (selecting the biggest winners). In a 1-1/2 mile horse race, the horse expending all its energy dazzling the fans by battling the early leaders to get the lead at the 1-mile post
usually  finishes  towards the end of the pack.   Similarly,  the
Fund's performance relative to that of its competition was achieved by protecting the portfolio from severe corrections either in the stock market, individual stocks, or groups of
stocks.    The  Manager  achieved  this  protection  by  avoiding
momentum stocks that were creating short-term exciting performance
statistics   for   their  owners,  while   reaching   levels   of
overvaluation. Similar to the aforementioned horse leading at the 1-mile post in a 1 - 1/2 mile race the Fund's relative performance was aided by mutual funds that rode the momentum curve too far, and got

*	This total return does not include the Fund's maximum ("CDSC")
 Contingent Deferred Sales Charge of 2.50% which would be charged if a shareholder redeemed within one year of purchase. Past performance is not necessarily indicative of future results. Investment returns and principal value may fluctuate, so that when redeemed, shares may be worth more or less than their original cost. The Fund's average annual total return for the one year period and since inception through August 31, 1997, assuming the deduction of the Fund's maximum CDSC for redemptions at the end of each period was 41.11% and 27.25% respectively.

THE OLSTEIN FINANCIAL ALERT FUND
President's Message - CONTINUED
-------------------------------------------------------------------------------

caught in severe corrections. This resulted in these funds falling behind the Fund's slow but steady progress when momentum shifted to other groups and stocks that had better risk/reward ratios. Of course, the top performing fund in any one year - especially up years - is usually captured by those funds that are willing to assume more risk by continuing to own stocks that tend to reach levels of overvaluation created by investors following the latest
investment   fad.   Typically,  the  press  canonizes   the   top
performer.   However, the public rarely hears about the  hundreds
of other funds that disappointed their shareholders by not achieving their objectives in an attempt to reach the top of the industry by taking bigger risks.

   Following are charts that represent the performance of the Fund, the Lipper Capital Appreciation Funds Index and the Standard & Poor's 500 Composite Index (the "S&P 500") since the Fund's inception on September 21, 1995. The S&P 500 is a capitalization weighted index of five hundred larger capitalized stocks designed to measure performance of the broad domestic securities market through changes in the aggregate market value of five hundred stocks representing all major industries. The Lipper Capital Appreciation Index consists of the average return of the 30 largest capital appreciation funds. Lipper Analytical Services, the mutual fund tracking company which computes this Index, classifies the Fund as a capital appreciation fund.

                                                         LIPPER
                        OLSTEIN FINANCIAL        CAPITAL APPRECIATION      S&P 500 INDEX
    PERIOD                  ALERT FUND                FUNDS INDEX           TOTAL RETURN
    ------              -----------------        --------------------      -------------

                         IF NO
                    REDEMPTION AT   IF REDEMPTION AT
                    END OF PERIOD    END OF PERIOD*
					-------------   ----------------

YEAR TO DATE
(1/1/97 - 8/31/97)      26.30%           23.80%            15.93%                22.91%

FISCAL YEAR
(9/1/96 - 8/31/97)      43.61%           41.11%            24.95%                40.65%

FROM INCEPTION
(9/21/95 - 8/31/97)     61.16%           59.91%            36.17%                61.05%

<FOOTNOTE>

* THESE  AGGREGATE     TOTAL    RETURN
  FIGURES  ASSUME THE DEDUCTION OF THE MAXIMUM CONTINGENT DEFERRED
  SALES  CHARGE (CDSC) FOR REDEMPTIONS AT THE END OF EACH  PERIOD.
  SHARES  REDEEMED WITHIN ONE YEAR OF PURCHASE ARE  SUBJECT  TO  A
  2.5%  CDSC  AND SHARES REDEEMED DURING THE SECOND YEAR FOLLOWING
  PURCHASE  ARE SUBJECT TO A 1.25% CDSC, WITH NO CDSC  IMPOSED  ON
  REDEMPTIONS OF SHARES HELD FOR MORE THAN TWO YEARS.  THE  FUND'S
  AVERAGE  ANNUAL TOTAL RETURN FOR THE ONE YEAR PERIOD  AND  SINCE
  INCEPTION  THROUGH AUGUST 31, 1997, ASSUMING  THE  DEDUCTION  OF
  THE  FUND'S  MAXIMUM CDSC FOR REDEMPTIONS AT  THE  END  OF  EACH
  PERIOD WAS 41.11% AND 27.25% RESPECTIVELY.

</FOOTNOTE>

THE OLSTEIN FINANCIAL ALERT FUND
President's Message - CONTINUED
-------------------------------------------------------------------------------

COMPARISON (UNDER THE ASSUMPTION THAT AN INVESTOR REDEEMS FUND SHARES DURING THE FIRST TWO YEARS AND INCURS ANY APPLICABLE CDSC REDEMPTION FEES) OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/97 (LONG-TERM INVESTORS WHO EXPECT TO
HOLD SHARES MORE THAN TWO YEARS AND THUS WOULD NOT INCUR ANY CDSC REDEMPTION FEES SEE CHART ON PRECEEDING PAGE FOR LONG-TERM INVESTORS).

         Olstein Financial Alert Fund*	   S & P 500	Lipper Index
		 -----------------------------     ---------    ------------

Sept - 95	        10,000	                10,000	       10,000
Aug  - 96	        11,210	                11,425	       10,834
Aug  - 97	        15,991	                16,105	       13,617



                 AVERAGE ANNUAL TOTAL RETURN
                 ---------------------------
                                      1 YEAR     INCEPTION
					    	          ------    ----------
	Olstein Financial Alert Fund*      41.11%    27.25%
    Lipper Index                       24.95%    17.17%
    S&P 500**                          40.65%    27.72%


*	Assumes reinvestment of dividends and capital gains.  Also includes all expenses and reflects the deduction of the appropriate CDSC as
	if an investor had redeemed at the end of each period, and thus
	represents a "net return."   Past performance is not necessarily
	indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

**	S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."



   Although market averages have been significantly higher over the past 5 years, the 1990's have been characterized by rotating corrections within market segments without affecting securities that have been properly valued or had previous corrections. The Manager believes that this type of environment should continue to exist for the foreseeable future, and the Fund's investment discipline should perform well during orderly and rational market periods. The Manager understands that its discipline cannot work
all  the  time.   The  Fund's anti-momentum

THE OLSTEIN FINANCIAL ALERT FUND
President's Message - CONTINUED
-------------------------------------------------------------------------------

Philosophy will go through periods of underperformance and, during periods of overall negativity, will fail along with most others. However, during longer time periods (3 to 5 years) the Manager believes that its discipline is properly constructed to achieve the Fund's objective of long-term capital appreciation.

In our last letter we wrote to you about "index investing" or so called "mindless investing." As predicted, the largest stocks in the popular S&P 500 are beginning to underperform the overall market as investors begin to focus on the levels of overvaluation that have occurred in this segment of the market. The attempt to control risk is not necessarily a function of differentiating a good company from a bad company, but is also a function of paying the right price for a good company.

REVIEW OF SELECTED PORTFOLIO HOLDINGS

   The Fund continues to hold General Motors, which has a cash earnings yield (earnings divided by price) that is significantly higher than Coca-Cola or General Electric (which have been outstanding investments over the past 5 years). However, according to the Manager's calculations, even after allowing for 15% growth rates for both Coca-Cola and General Electric and no growth for General Motors, higher returns may be achieved through the ownership of General Motors at the current price than owning U.S. treasury securities or paying what the Manager believes are inflated prices for great companies such as Coca-Cola and General Electric. The Manager invests in securities only when its cash flow or asset-value analysis indicates that current market values are at discounts to the Manager's calculation of private market value. When establishing private market value, cash-on-cash returns are strongly considered, as if 100% of the company was owned by a sophisticated owner and comparing these returns to 3-to 5-year U.S. Treasury securities, to establish a price that the Manager believes the company would bring in a sale to a sophisticated buyer.

   The Manager is currently finding value in modular and motor home stocks (Fleetwood Enterprises, Champion Enterprises, Coachmen Industries, etc.) which are currently going through a period of disappointing sales. The 1940's baby boomers currently reaching retirement age potentially represent pent-up demand for these products. The Manager continues to hold Delta Airlines and Continental Airlines on the belief that the airlines' improving cash flow, their current high earnings levels (which we do not believe are non-recurring) and recently achieved pricing flexibility created by responsible capacity addition policies are still not being properly valued in the marketplace.

   Disk drive manufacturer Seagate Technologies has also gone through a rough period that may last several quarters longer. However, the pessimism of the immediate future has created buying opportunities in what the Manager believes is a high-quality, properly financed manufacturer of key components for computers.

THE OLSTEIN FINANCIAL ALERT FUND
President's Message - CONTINUED
-------------------------------------------------------------------------------

   Other companies in the Fund's portfolio are: Brunswick Corp., which is currently diversifying into a well-managed leisure time company less dependent on the boom and bust cycles of boating; Gannett Co., a media company owning television stations, cable systems, and newspapers (including U.S.A. Today, one of the few newspapers in the country that is increasing its circulation); and Reader's Digest, an old-line media and direct selling organization with large hidden assets that could be realized via a takeover.


ASSESSING FINANCIAL RISK

   In   selecting   companies  for  the  Fund's  portfolio,   the
Manager's fundamental analysis begins with the balance sheet in order to assess financial risk. The Manager uses Wall Street as a database, and relies on analysts' knowledge of an industry and the micro-economics affecting a specific company. However, the Manager performs its own calculations and reaches its own buy and sell conclusions, based on a thorough analysis of the numbers included in financial statements, footnotes, and other public disclosures. The Manager utilizes a proprietary investment
philosophy that  is difficult  to  duplicate.   As  previously
stated, the Manager purchases stocks for the Fund's portfolio that the Manager believes are selling at discounts to its calculation of private market value. Although the process sounds similar to other value managers, it is the Manager's financial inference techniques for establishing value that differentiates its discipline from other managers.

   With 30 years of expertise in financial statements, looking behind the numbers, and utilizing financial inference to reach conclusions, the Manager's investigative techniques cut across all disciplines (growth, cyclical, large cap stocks, small cap stocks, etc.) Much of Wall Street research relies somewhat on management contact, and contains various degrees of their positive biases. The Manager does not rely on management contact to reach its conclusions. It is believed that a night spent analyzing and looking behind the numbers contained in financial statements is worth two days of talking to management. Momentum stocks will continue to be ignored if momentum is the only criteria for ownership. No attempt will be made to react to what other investors are currently doing. However, one must realize that some market periods are not going to favor the Manager's approach. It is believed that few, if any, can switch styles back and forth from period to period, and are nimble enough to always know the right way to go. Although the public would rather believe that such nimbleness is possible, the Fund is interested in attracting shareholders that believe in the Manager's long-term approach of looking behind the numbers, and are interested in performance over time rather than "all the time." The current markets have been fueled by a tremendous influx of liquidity. Most stocks are going up, and in certain groups traditional valuation methods have broken down. Funds with short-term time horizons have been correct to say, "who cares" at the moment. The Manager does not believe that traditional cash return valuation measures can be discarded and expects that its longer-term horizon for valuing companies will place the Fund in a better position to achieve its long-term objectives.

THE OLSTEIN FINANCIAL ALERT FUND
President's Message - CONTINUED
-------------------------------------------------------------------------------

   Olstein & Associates, L.P. has grown to a staff of 11 professionals, six of whom work directly on research and the management of the Fund's portfolio. Each of the research and portfolio management professionals have been well trained to implement the Manager's philosophy and discipline, and are required to invest alongside the Fund's shareholders. Shareholder servicing is equally important. You can be assured that the Manager has built an organization trained to carry out an investment discipline that assesses risk before reward, and that values an ethic to service the Fund's shareholders' investment and administrative needs.


   Your trust is appreciated. We continue to work diligently in order to achieve the Fund's long-term objectives.

                                  Sincerely,


                                  /s/ Robert A. Olstein
                                  Robert A. Olstein
                                  President
   October 20, 1997

THE OLSTEIN FINANCIAL ALERT FUND
Schedule of Investments                                      AUGUST 31, 1997
-----------------------------------------------------------------------------
 																VALUE
                                                 SHARES        (NOTE 2)
                                                 ------        --------
COMMON STOCK - 75.9%
COMMUNICATIONS & BROADCASTING - 0.8%
     BET Holdings, Inc. (A Shares)*..........     14,500    $     570,938
     Comcast Corp. (Special A Shares) .......     38,000          890,624
                                                            -------------
     TOTAL COMMUNICATIONS & BROADCASTING                        1,461,562
	                                                        -------------
FINANCE & INSURANCE - 3.0%
     INSURANCE CARRIERS - 0.6%
     MGIC Investment Corp....................     22,000        1,106,874
                                                            -------------

     SECURITY & COMMODITY BROKERS, DEALERS & SERVICES - 1.4%
     Lehman Brothers Holdings, Inc...........     41,000        1,798,875
     Paine Webber Group, Inc.................     22,500          864,844
                                                            -------------
                                                                2,663,719
                                                            -------------
	 STATE & NATIONAL BANKS - 1.0%
     JSB Financial, Inc......................     39,000        1,769,625
                                                            -------------
     TOTAL FINANCE & INSURANCE..........................        5,540,218
	                                                        -------------

MANUFACTURING - 61.1%
     CHEMICALS & ALLIED PRODUCTS - 2.8%
     Brunswick Technologies, Inc.*...........     60,000        1,057,500
     Learonal, Inc.+.........................    183,000        4,003,125
                                                            -------------
                                                                5,060,625
															-------------
     COMPUTER & OFFICE EQUIPMENT - 3.5%
     Dynatech Corp...........................     26,000          994,500
     Hewlett-Packard Co......................     23,000        1,410,188
     Intel Corp.+............................     17,000        1,566,125
     Seagate Technology......................     62,500        2,386,719
                                                            -------------
                                                                6,357,532
															-------------
     FOOD & BEVERAGE - 0.3%
     Smucker (J.M.) Co. (B Shares)...........     22,100          542,831
                                                            -------------

     FURNITURE & FIXTURES - 3.1%
     Ethan Allen Interiors, Inc. (Rights
      Attached) .............................     17,400        1,278,900
     La-Z-Boy, Inc...........................     69,100        2,444,412
     Stanley Furniture Co., Inc.*............     67,600        1,926,600
                                                            -------------
                                                                5,649,912
															-------------
     GAMES & TOYS - 1.1%
     Mattel, Inc.............................     61,300        2,049,719
                                                            -------------

     GLASS, CONCRETE & OTHER PRODUCTS - 2.8%
     Centex Construction Products, Inc.......     87,900        2,516,137
     Giant Cement Holding, Inc.*.............     83,000        1,898,625
     Southdown, Inc..........................     12,400          582,025
                                                            -------------
                                                                4,996,787
															-------------


                                                                VALUE
                                                 SHARES        (NOTE 2)
                                                 ------        --------

     MISC. ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES - 6.2%
     Aavid Thermal Technologies*.............     18,200    $     536,900
     Amphenol Corp. (A Shares)*..............     89,600        3,516,800
     Andrea Electronics Corp.*...............    105,100        3,560,263
     Orbit/FR, Inc.*.........................      5,000          136,250
     Silicon Valley Group, Inc.*.............     80,000        2,700,000
     Varian Associates, Inc..................     14,500          827,406
     Woodhead Industries, Inc................      2,500           46,250
                                                            -------------
                                                               11,323,869
															-------------

     MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT - 3.2%
     LSI Industries, Inc.....................     33,000          478,500
     Simpson Manufacturing Co.*..............     72,000        2,655,000
     Tidewater, Inc..........................     49,500        2,598,750
                                                            -------------
                                                                5,732,250
															-------------
     MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.2%
     Brunswick Corp+.........................     86,500        2,638,250
     Champion Enterprises, Inc...............    143,500        2,475,375
     Deltic Timber Corp......................     58,000        1,714,625
     Pittway Corp. (A Shares)................     19,600        1,182,125
     Skyline Corp............................     26,000          752,375
     Steel of West Virginia, Inc.*...........     73,200          732,000
                                                            -------------
                                                                9,494,750
															-------------
     PAPER & PAPER PRODUCTS - 1.9%
     Boise Cascade Corp......................     88,000        3,481,500
                                                            -------------

     PHARMACEUTICAL PREPARATIONS - 0.8%
     Merck & Co., Inc........................      8,000          734,500
     Pharmacia & Upjohn, Inc.................     21,500          732,344
                                                            -------------
                                                                1,466,844
															-------------
     PRECISION INSTRUMENTS & MEDICAL SUPPLIES - 0.8%
     IFR Systems, Inc........................     55,500        1,422,188
                                                            -------------

     PRINTING & PUBLISHING - 8.5%
     Bowater, Inc............................     62,900        3,219,694
     Bowne & Co., Inc........................    113,400        3,281,512
     Gannett Co., Inc........................     31,500        3,069,281
     Meredith Corp...........................     81,700        2,451,000
     Reader's Digest Association, Inc.
      (A Shares).............................     73,000        2,158,062
     Reader's Digest Association, Inc.
      (B Shares).............................     41,000        1,137,750
                                                            -------------
                                                               15,317,299
															-------------

     TELECOMMUNICATIONS EQUIPMENT - 2.6%
     Adaptec, Inc............................     11,000          528,000
     C-COR Electronics, Inc..................     98,500        1,268,188
     HSN, Inc.*..............................     90,000        2,970,000
                                                            -------------
                                                                4,766,188
															-------------
The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Schedule of Investments - CONTINUED                         AUGUST 31, 1997
-----------------------------------------------------------------------------


                                                                VALUE
                                                 SHARES        (NOTE 2)
                                                 ------        --------

     TEXTILES & APPAREL - 2.1%
     Liz Claiborne, Inc......................     27,000    $   1,203,188
     Quiksilver, Inc.*.......................     75,000        2,554,688
                                                            -------------
                                                                3,757,876
															-------------
     TOBACCO - 2.2%
     Philip Morris Cos., Inc.................     90,000        3,926,250
                                                            -------------

     TRANSPORTATION - 6.6%
     Airnet Systems, Inc. *..................     70,300        1,502,662
     Continental Airlines, Inc.
      (B Shares)*+...........................     30,000        1,098,750
     Delta Air Lines, Inc. (Preferred
      Rights Attached)+ .....................     90,000        7,785,000
     Florida East Coast Industries, Inc......     14,500        1,627,625
                                                            -------------
                                                               12,014,037
															-------------
     TRANSPORTATION EQUIPMENT - 7.4%
     Coachmen Industries, Inc................    319,000        5,901,500
     Fleetwood Enterprises, Inc..............    132,000        4,108,500
     General Motors Corp.+...................     40,000        2,510,000
     Thor Industries, Inc....................     34,500          935,812
                                                            -------------
                                                               13,455,812
															-------------
     TOTAL MANUFACTURING...............................       110,816,269
                                                            -------------
MINING - 0.6%
     Cleveland-Cliffs Inc....................     25,000        1,042,187
                                                            -------------

SERVICES - 5.5%
     BUSINESS SERVICES - 4.4%
     Catalina Marketing Corp.*...............     52,000        2,408,250
     Hvide Marine, Inc.*.....................     65,000        2,006,875
     Sotheby's Holdings, Inc.
       (A Shares)+...........................   140,500         2,660,719
     Trico Marine Services, Inc.*............     30,000          930,000
                                                            -------------
                                                                8,005,844
															-------------
     PERSONAL SERVICES - 1.1%
     Hilton Hotels Corp......................     65,200        2,000,825
                                                            -------------
      TOTAL SERVICES....................................       10,006,669
	                                                        -------------
WHOLESALE & RETAIL TRADE - 4.9%
     MISCELLANEOUS RETAIL STORES - 0.2%
     Lund International Holdings, Inc.*......     38,650          434,812
                                                            -------------

     RETAIL APPAREL & ACCESSORY STORES - 3.0%
     Claire's Stores, Inc....................     45,000          945,000
     The Wet Seal, Inc.*.....................    205,000        4,458,750
                                                            -------------
                                                                5,403,750
															-------------

                                                                VALUE
                                                 SHARES        (NOTE 2)
                                                 ------        --------


     WHOLESALE ELECTRONIC EQUIPMENT & COMPUTERS - 1.2%
     Tandy Corp..............................     32,500    $   2,157,188
                                                            -------------

     WHOLESALE MISCELLANEOUS - 0.5%
     Wynn's International, Inc...............     31,500          909,563
                                                            -------------

     Total Wholesale & Retail Trade.....................        8,905,313
	                                                        -------------
     TOTAL COMMON STOCK
      (COST $109,338,243)...............................      137,772,218
                                                            -------------

MUTUAL FUNDS - 0.2%
Scudder Managed Cash Fund,
      5.22% (COST $332,855)..................     332,855         332,855
                                                            -------------


                                                  PAR
                                                 ($000)
                                                 ------


U.S. GOVERNMENT AGENCY
 OBLIGATIONS - 23.9%
     Federal Home Loan Bank, 5.36%,
      09/08/97...............................     2,483       2,480,412
     Federal Home Loan Bank, 5.40%,
       09/10/97..............................     1,487        1,484,993
     Federal Home Loan Mtge. Corp.,
      5.37%, 09/03/97........................     4,066        4,064,787
     Federal Home Loan Mtge. Corp.,
      5.37%, 09/04/97........................     6,700        6,697,002
     Federal Home Loan Mtge. Corp.,
       5.36%, 09/05/97.......................     5,200        5,196,903
     Federal Home Loan Mtge. Corp.,
      5.42%, 09/09/97........................     8,508        8,497,753
     Federal Home Loan Mtge. Corp.,
       5.32%, 09/20/97.......................     5,900        5,899,128
     Federal Home Loan Mtge Corp.,
      5.44%, 09/25/97+.......................     2,190        2,182,057
     Federal National Mtge. Assn.,
      5.43%, 09/11/97........................     6,870        6,859,638
                                                             -----------

     TOTAL U.S. GOVERNMENT
       AGENCY OBLIGATIONS
      (COST $43,362,673)...............................       43,362,673
                                                             -----------

TOTAL INVESTMENTS
(COST $153,033,771) -  100.0%..........................     $181,467,746
                                                            ============

*Non-income producing securities.
+A  portion  of  these  securities were pledged to cover  collateralization requirements on open short sale transactions. (See Note 3 of Notes to Financial Statements). At the fiscal year end, securities pledged amounted to $9,976,570.

The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Schedule of Securities Sold Short                             August 31, 1997
-----------------------------------------------------------------------------

                                                                VALUE
                                                 SHARES        (NOTE 2)
                                                 ------        --------
SECURITIES SOLD SHORT
COMMUNICATIONS & BROADCASTING
     Tel-Save Holdings, Inc. ................     11,000    $     196,625
                                                            -------------

FINANCE & INSURANCE
     Arcadia Financial Ltd.  ................     15,000          149,063
     Jayhawk Acceptance Corp.................     10,000           11,875
                                                            -------------
     Total Finance & Insurance..........................          160,938
	                                                        -------------
MANUFACTURING
     Cooper Cameron Corp.....................      9,000          583,875
     Copytele, Inc...........................     20,000           91,250
     Itron, Inc. ............................     11,300          271,200
     Medicis Pharmaceutical Corp.
      (A Shares).............................      7,000          278,250
     North American Vaccine, Inc.............      3,500           71,750
     TurboChef, Inc..........................      5,000           60,000
     Vivus, Inc..............................     11,000          294,250
     Zonagen, Inc............................     11,000          347,875
                                                            -------------
     TOTAL MANUFACTURING................................        1,998,450
	                                                        -------------

                                                                VALUE
                                                 SHARES        (NOTE 2)
                                                 ------        --------

SERVICES
     Aspen Technology, Inc...................      4,000      $   136,500
     Cambridge Technology
      Partners, Inc..........................      4,000          129,000
     Cks Group, Inc..........................      2,700           90,111
     FPA Medical Management, Inc.............      8,500          246,500
     HNC Software Inc........................      6,500          236,438
     Imnet Systems, Inc......................      8,000          264,000
     Medaphis Corp...........................     17,000          155,125
     Pegasystems Inc. .......................      6,900          185,869
     Prepaid Legal Services, Inc.............     11,000          261,250
     Signature Resorts Inc...................     10,000          358,750
                                                            -------------
     TOTAL SERVICES.....................................        2,063,543
	                                                        -------------

WHOLESALE & RETAIL TRADE
     Best Buy Co., Inc.......................     22,000          374,000
     Boston Chicken, Inc.....................     10,000          123,125
     Brightpoint, Inc........................      6,000          225,000
     Cellstar Corp...........................      8,000          266,500
     Cylink Corp.............................      8,300           95,450
     Einstein/Noah, Bagel Corp...............     22,200          235,875
     Today's Man, Inc........................     17,000           55,250
     U.S. Office Products Co.................      9,100          298,025
                                                            -------------
     TOTAL WHOLESALE & RETAIL TRADE.....................        1,673,225
	                                                        -------------
     TOTAL SECURITIES SOLD SHORT
      (PROCEEDS $5,042,100)............................     $   6,092,781
                                                            =============


The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Statement of Assets and Liabilities                             August 31, 1997
-------------------------------------------------------------------------------

ASSETS:
Investments in securities (identified cost $153,033,771) (Note 2) $181,467,746
Cash..............................................................         815
Receivable from brokers for securities sold short ................   5,042,100
Dividends and interest receivable ................................      96,795
Receivable for investments sold ..................................   1,073,062
Receivable for capital shares sold................................      60,266
Unamortized organization costs ...................................      69,262
Other assets......................................................      42,452
                                                                   -----------
 Total assets .................................................... 187,952,498
                                                                   -----------

LIABILITIES:
 Securities sold short (proceeds: $5,042,100) (Note 3) ...........   6,092,781
 Payable for investments purchased ...............................   5,390,427
 Payable  for capital shares repurchased..........................     350,000
 Due to Investment Manager (Note 4) ..............................     146,161
 Other accrued expenses (Note 4) .................................     371,496
                                                                   -----------
 Total liabilities ...............................................  12,350,865
                                                                   -----------

NET ASSETS .......................................................$175,601,633
                                                                  ============

NET ASSETS CONSIST OF:
Net unrealized appreciation of investments (Note 3) ..............$ 28,433,975
Net unrealized depreciation on securities sold short .............  (1,050,681)
Accumulated net realized gain ....................................  23,497,945
Shares of beneficial interest ....................................      11,875
Additional paid-in capital ....................................... 124,708,519
                                                                  ------------

NET ASSETS, for 11,874,766 shares outstanding ....................$175,601,633
                                                                  ============

NET ASSET VALUE and offering price per share ($175,601,633
    / 11,874,766 outstanding shares of beneficial interest,
   $0.001 par value)..............................................     $ 14.79
                                                                       =======
The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Statement of Operations
-------------------------------------------------------------------------------


                                                                FOR THE
                                                            FISCAL YEAR ENDED
															 AUGUST 31, 1997
                                                            -----------------
INVESTMENT INCOME:
 Dividends......................................             $    1,015,927
 Interest.......................................                  1,650,154
                                                             --------------
																  2,666,081
															 --------------

EXPENSES:
 Management fee (Note 4) .......................                  1,375,148
 Distribution expenses (Note 4) ................                  1,375,148
 Custodian fee (Note 4) ........................                     49,688
 Transfer Agent fee (Note 4) ...................                     60,225
 Administration fee (Note 4) ...................                    157,204
 Accounting fee (Note 4) .......................                     68,447
 Trustees' fees and expenses (Note 4) ..........                     18,693
 Amortization of organizational expenses .......                     25,263
 Professional fees..............................                     51,833
 Shareholders report fees ......................                     25,456
 Registration fees .............................                     26,086
 Dividend expense for securities sold short ....                        135
 Miscellaneous .................................                     45,377
                                                             --------------

Total expenses .................................                  3,278,703
                                                             --------------
Net investment loss ............................                   (612,622)
                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investment transactions ...                25,164,729
 Net realized gain on securities sold short .....                   432,004
                                                             --------------
  Net realized gain on investments...............                25,596,733
                                                             --------------
 Net change in unrealized appreciation of
  investments....................................                26,645,062
 Net change in  unrealized depreciation on
  securities sold short .........................                (1,170,245)
                                                             --------------
  Net change in unrealized appreciation..........                25,474,817
                                                             --------------
 Net gain on investments ........................                51,071,550
                                                             --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $   50,458,928
                                                             ==============

The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Statements of Changes in Net Assets
-------------------------------------------------------------------------------



                                                              FOR THE PERIOD
                                              FOR THE       SEPTEMBER 21, 1995+
                                         FISCAL YEAR ENDED       THROUGH
                                          AUGUST 31, 1997     AUGUST 31, 1996
                                         ----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss....................  $    (612,622)      $    (606,294)
 Net realized gain on investments.......     25,596,733           9,428,842
 Net change in unrealized
     appreciation ......................     25,474,817           1,908,477
                                          -------------       -------------
 Net increase in net assets resulting
   from operations .....................     50,458,928          10,731,025
                                          -------------       -------------
Distributions to shareholders from:
 Net realized gains ....................    (10,206,993)           (101,721)
                                          -------------       -------------
Increase in net assets from Fund share
 transactions (Note 5) .................     26,344,944          98,275,450
                                          -------------       -------------
Increase in net assets .................     66,596,879         108,904,754

NET ASSETS:
 Beginning of period ...................    109,004,754             100,000
                                          -------------       -------------

 End of period .........................  $ 175,601,633       $ 109,004,754
                                          ==============      =============

+ Commencement of Operations.

THE OLSTEIN FINANCIAL ALERT FUND
Financial Highlights
-------------------------------------------------------------------------------

The following table includes selected data for a share outstanding for the Fund throughout each period and other performance information derived from the
financial statements.   It  should  be  read  in conjunction with the financial
statements and notes thereto.


                                                              FOR THE PERIOD
                                     FOR THE                SEPTEMBER 21, 1995+
                                 FISCAL YEAR ENDED                THROUGH
                                  AUGUST 31, 1997             AUGUST 31, 1996
                                 -----------------          -------------------


NET ASSET VALUE -
 BEGINNING OF PERIOD.........          $11.21                       $10.00

INVESTMENT OPERATIONS:
 Net investment loss........            (0.05)                       (0.07)
  Net realized and unrealized
   gain on investments.......            4.66                         1.29
                                       ------                        -----
    Total from investment
	operations...............            4.61                         1.22
                                       ------                        -----
DISTRIBUTIONS:
 From net realized gain
  on investments.............           (1.03)                       (0.01)
                                       ------                        -----
    Total distributions......           (1.03)                       (0.01)
                                       ------                        -----

NET ASSET VALUE -
 END OF PERIOD...............          $14.79                       $11.21
                                       ======                       ======

TOTAL RETURN:++..............          43.61%                       12.22%


Ratios (to average net assets)
 /Supplemental Data:
 Expenses....................           2.38%                       2.43%*
 Net investment loss.........         (0.45)%                     (0.68)%*
Portfolio turnover rate......         164.92%                     139.77%*
Average commission rate paid.         $0.0581                      $0.0592
Net assets at end of period
 (000 omitted)...............        $175,602                     $109,005


+    Commencement of Operations.
++ Total returns do not reflect any deferred sales charge. The total return for the period, September 21, 1995 through August 31, 1996, has not been annualized.
*    Annualized.


The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Notes to the Financial Statements
-------------------------------------------------------------------------------

1.DESCRIPTION OF THE FUND.The Olstein Financial Alert  Fund  (the
  "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end
  diversified   management  investment   company.   The   primary
  investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

2.SIGNIFICANT ACCOUNTING POLICIES.The following is a summary of the significant accounting policies of the Fund:

  SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

  FEDERAL INCOME TAXES. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

  DISTRIBUTIONS   TO   SHAREHOLDERS.    Distributions   of    net
  investment income and net realized gains, if any, will be made annually in December. Additional distributions may be made to the extent necessary.

  DEFERRED ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

3.PURCHASES  AND  SALES  OF  INVESTMENT SECURITIES.   During  the
  fiscal year ended August 31, 1997, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

        Purchases.................... $181,636,173
        Sales........................  189,387,756


  The following balances for the Fund are as of August 31, 1997:

       COST FOR      NET TAX BASIS    TAX BASIS GROSS   TAX BASIS GROSS
    FEDERAL INCOME    UNREALIZED         UNREALIZED        UNREALIZED
     TAX PURPOSES     APPRECIATION      APPRECIATION      DEPRECIATION
    --------------   --------------   ---------------   ---------------
     $153,066,175      $28,401,571      $28,804,098        $402,527

THE OLSTEIN FINANCIAL ALERT FUND
Notes to the Financial Statements - CONTINUED
-------------------------------------------------------------------------------


  SHORT SALES. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At August 31, 1997, the Fund had 3.5% of its net assets in short positions. For the fiscal year ended August 31, 1997, the cost of investments purchased to cover short sales and the proceeds from those investments sold short were $7,428,073 and $7,860,077, respectively.

4.INVESTMENT   MANAGEMENT   FEE  AND  OTHER   TRANSACTIONS   WITH
  AFFILIATES. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended August 31, 1997, the Fund incurred investment management fees of $1,375,148.

  Rodney Square Management Corp. ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, serves as Administrator to the Fund pursuant to an Administration Agreement with the Trust on behalf of the Fund. As Administrator, Rodney Square is responsible for services such as budgeting, maintaining federal and state registration for the Fund's shares, financial reporting, compliance monitoring and corporate management. For the services provided, Rodney Square receives a monthly administration fee at an annual rate based upon the average daily net assets of the Fund as follows: 0.15% of average daily net assets up to $50 million (subject to a minimum annual fee of $50,000); 0.10% of average daily net assets over $50 million up to $100 million; 0.07% of average daily net assets over $100 million up to $200 million; and
  0.05% of average daily net assets over $200 million. The administration fee paid to Rodney Square for the fiscal year ended August 31, 1997 amounted to $157,204.

  Rodney  Square  also  serves as Transfer  and  Dividend  Paying
  Agent for the Fund pursuant to a Transfer Agent Agreement with the Trust dated August 18, 1995. WTC serves as Custodian of the assets of the Trust.

  Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, and Olstein & Associates (together the "Distributors") have entered into a distribution and underwriting agreement with the Fund dated August 18, 1995, under which the Distributors act as co-underwriters to engage in activities designed to assist the Fund in securing purchasers for

THE OLSTEIN FINANCIAL ALERT FUND
Notes to the Financial Statements - CONTINUED
-------------------------------------------------------------------------------

  its shares.  The Fund has adopted a Shareholder
  Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Amounts paid under the 12b-1 Plan may compensate the Distributors or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plan is 1.00% per annum of the Fund's average daily net assets. For the fiscal year ended August 31, 1997, fees paid by the Fund pursuant to the 12b-1 Plan amounted to $1,375,148.

  Rodney Square determines the net asset value per share of the Fund and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund. For the accounting services provided, Rodney Square receives an annual fee of $40,000, plus an amount based on the average daily net assets of the Fund as follows: 0.03% of average daily net assets over $50 million up to $100 million; 0.02% of average daily net assets over $100 million up to $250 million; and
  0.01%  of  average  daily net assets  of  the  Fund  over  $250 million.

  Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

  During the fiscal year ended August 31, 1997, the Fund paid total brokerage commissions of $228,941 to affiliated broker dealers in connection with purchases and sales of investment securities.

5.FUND  SHARES.   At  August  31, 1997, there  was  an  unlimited
  number  of  shares  of beneficial interest, $0.001  par  value,
  authorized.   The  following table summarizes the  activity  in
  shares of  the Fund:


                         FOR THE FISCAL YEAR        FOR THE PERIOD
                               ENDED             SEPTEMBER 21, 1995+
                           AUGUST 31, 1997     THROUGH AUGUST 31, 1996
                         -------------------   -----------------------
                      SHARES         AMOUNT      SHARES          AMOUNT


  Shares sold.......   1,707,526   $ 21,552,725   10,157,265    $103,041,971

  Shares issued to
  shareholders in
  reinvestment of
  distributions.....     873,315     10,182,852        9,956         101,256

  Shares redeemed...    (432,096)    (5,390,633)    (451,200)     (4,867,777)
                       ---------   ------------    ---------    ------------

  Net increase......   2,148,745    $26,344,944    9,716,021    $ 98,275,450
                                   =============                ============

  Shares outstanding:

  Beginning of
   period...........   9,726,021                      10,000
                       ---------                   ---------

  End of period....   11,874,766                   9,726,021
                      ==========                   =========

+Commencement of Operations.

THE OLSTEIN FINANCIAL ALERT FUND
Report of Independent Auditors
-------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To  the Shareholders and Trustees of The Olstein Financial  Alert
Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of The Olstein Financial Alert Fund as of August 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net
assets  and   financial  highlights  for   the   periods
indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997
by correspondence with the custodian  and  brokers.   An audit
also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating
the overall financial statement presentation.   We believe that
our audits provide  a  reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with generally
accepted   accounting principles.

                     /s/ Ernst & Young LLP

Philadelphia, PA
September 26, 1997

THE OLSTEIN FINANCIAL ALERT FUND
Tax Information
-------------------------------------------------------------------------------

   During the fiscal year ended August 31, 1997, the Fund paid a distribution of $1.032 per share from net short-term capital gains.

   In January 1998, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in the calendar year 1997. Please consult a tax advisor if you have any questions about federal or state income tax laws, or how to prepare your tax return.

[Outside cover -- divided into two sections]


               TRUSTEES                             THE
          ------------------                    [OLSTEIN LOGO]
      Robert A. Olstein, Chairman                   FUNDS
           Neil C. Klarfeld
		    Fred W. Lange
		      John Lohr
		  D. Michael Murray
		   Erik K. Olstein
		   Lawrence K. Wein


           INVESTMENT MANAGER
       --------------------------
        Olstein & Associates, L.P.
          4 Manhattanville Road
         Purchase, New York 10577
		     (914) 701-7565

                                                               THE
               DISTRIBUTORS                              [OLSTEIN LOGO]
           --------------------                             FINANCIAL
     Rodney Square Distributors, Inc.                         ALERT
 (Subsidiary of Wilmington Trust Company)                     FUND
                     &
		  Olstein & Associates, L.P.


           SHAREHOLDER SERVICES
       ----------------------------
   Rodney Square Management Corporation
 (Subsidiary of Wilmington Trust Company)
            800-799-2113

                CUSTODIAN
			 ---------------
		Wilmington Trust Company


              LEGAL COUNSEL
          ---------------------
   Stradley, Ronon, Stevens & Young, LLP


           INDEPENDENT AUDITORS                             ANNUAL REPORT
        --------------------------                         AUGUST 31, 1997
             Ernst & Young LLP


THIS  REPORT IS  SUBMITTED  FOR  THE  GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE  FUND.
THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE  INVESTORS IN THE FUND  UNLESS
PRECEDED  OR  ACCOMPANIED  BY  AN   EFFECTIVE
PROSPECTUS.

OS06 8/97